Exhibit 99.2

Certification of Andrew F. Green
Senior Vice President and
Chief Financial Officer of Denny's Corporation
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report of Denny's Corporation (the "Company") on Form 10-Q for the period ended March 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew
F. Green, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Andrew F. Green
-------------------
Andrew F. Green
Senior Vice President
and Chief Financial Officer

May 12, 2003